BLACKROCK VARIABLE SERIES FUNDS, INC.
(the “Company”)

Supplement dated June 18, 2010 to the
Statement of Additional Information dated May 1, 2010

Effective June 18, 2010, the Company’s Statement of Additional Information is amended as set forth below.

The section entitled “The Insurance Companies—Portfolio Strategies—Foreign Securities” in the Company’s current Statement of Additional Information is amended by adding the following paragraph:

Securities issued by certain companies organized outside the United States may not be deemed to be foreign securities (but rather deemed to be U.S. companies) if the company’s principal operations are conducted from the U.S., the company’s equity securities trade principally on a U.S. stock exchange, or the company does a substantial amount of business in the U.S.

Shareholders should retain this Supplement for future reference.

Code# SAI-VAR-0410-SUP